EXHIBIT 99.1

Znergy Announces Appointment of Rick Mikles as Chairman of the Board of Directors and Consultant

TAMPA, FL (iCrowdNewswire) February 2, 2017 -- Znergy, Inc. (OTCPK: ZNRG) (the “Company”) announces the appointment of Rick Mikles as Chairman of the Board of Directors and as a Consultant to the Company.

Richard Mikles was the co-CEO of Ideal Image and co-founded the Company in 2001. He was initially responsible for managing the day-to-day operations of Ideal Image’s Tampa location until mid-2003 when the focus shifted to franchising the model. In this position, Mr. Mikles developed the Company’s marketing and branding message through radio and billboard advertisements. He named the company “Ideal Image” and designed the original Ideal Image center concept, including its “look and feel.” Mr. Mikles also developed Ideal Office, the Company’s proprietary core management tool, and launched the first version of the system in 2003. In addition, he has worked to develop the Ideal Image corporate brand and the I-Learn training system. In 2011 Mikles and co-founder Joseph Acebal became winners of the Ernst & Young entrepreneur of the year for the State of Florida. Steiner Leisure acquired Ideal Image in 2011 for $175 million dollars. The founders left the company in 2013 to pursue beachfront real estate development.

Mr. Mikles stated “Znergy has a solid business plan to grow the company in the energy efficiency industry and I look forward to being part of the talented group executing that plan.”

Znergy’s Chief Executive Officer, C. J. Floyd, said “I’ve known Rick for over for 10 years and he has the marketing savvy and business strategy experience to help us execute our business plan and grow rapidly.”

Mr. Mikles is based in the Tampa Bay area.

About Znergy, Inc.
Znergy, Inc. (OTC Pink: ZNRG) is provider of energy efficient lighting products, lighting controls and energy management solutions. Management is executing a growth strategy through developing large regional and national accounts, rolling out sales and installation teams across the United States, and through mergers and acquisitions, licensing and strategic partnerships with innovative technology companies.  Our solutions enable customers to reduce energy consumption, lower maintenance costs and realize environmental benefits.  Znergy is headquartered in Tampa, Florida. For more information, see our web sites at www.znergyworld.com.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations Contact:
Znergy, Inc.
C. J. Floyd
(800) 931-5662
cj.floyd@znergyworld.com

Source: Znergy, Inc.